American Century Asset Allocation Portfolios, Inc. Summary Prospectus and Prospectus Supplement

One Choice® In Retirement Portfolio ■ One Choice® 2020 Portfolio ■ One Choice® 2025 Portfolio ■
One Choice® 2030 Portfolio ■ One Choice® 2035 Portfolio ■ One Choice® 2040 Portfolio ■
One Choice® 2045 Portfolio ■ One Choice® 2050 Portfolio ■ One Choice® 2055 Portfolio ■
One Choice® 2060 Portfolio
(the “One Choice Funds”)

One Choice® In Retirement Portfolio R6 ■ One Choice® 2020 Portfolio R6 ■ One Choice® 2025 Portfolio R6 ■
One Choice® 2030 Portfolio R6 ■ One Choice® 2035 Portfolio R6 ■ One Choice® 2040 Portfolio R6 ■
One Choice® 2045 Portfolio R6 ■ One Choice® 2050 Portfolio R6 ■ One Choice® 2055 Portfolio R6 ■
One Choice® 2060 Portfolio R6
(the “R6 Funds” and, together with the One Choice Funds, the “Funds”)

Supplement dated June 30, 2017 ■ Summary Prospectuses and Prospectuses dated December 1, 2016

Each Fund’s allocation to the High-Yield Fund has been replaced by an equivalent allocation to the NT High Income Fund. The NT High Income Fund seeks current yield and capital growth. The fund invests primarily in high-yield corporate bonds and other debt instruments with an emphasis on those that are rated below investment grade. It is subadvised by Nomura Corporate Research and Asset Management. Additional details are included in the fund’s prospectus, which is available at americancentury.com.
Effective June 30, 2017, Richard Weiss is promoted to Chief Investment Officer — Multi-Asset Strategies. In addition, Scott Wittman has announced his plans to leave American Century Investments. As a result, he will no longer manage the funds listed above as of June 30, 2017.
The following changes to the Funds will take effect on July 31, 2017:
New Fee Structure
Currently, the advisor does not receive a management fee for managing the Funds. The advisor does, however, receive management fees for managing the other American Century funds in which the Funds invest (the “Underlying Funds”). Those management fees are borne by the Funds (and, indirectly, by their shareholders), as investors in the Underlying Funds, and are reflected in the Funds’ prospectus fee tables as Acquired Fund Fees and Expenses. In addition, for the shareholder services it provides to the Investor, A, C and R Classes of the One Choice Funds, the advisor currently receives an administrative fee of 0.20% of the average net assets of each class of shares.
Effective July 31, 2017, the Board of Directors has approved a new fee structure for the Funds. Under the new structure, the advisor will receive a management fee for managing the Funds, but will no longer receive separate administrative fees and will waive the management fees associated with the Funds’ investments in the Underlying Funds. The effect of the new structure is that the Funds will pay the advisor directly for its services rather than indirectly through the Funds’ investments in the Underlying Funds.
Under the new structure, each year the Board of Directors will approve a management fee for each Fund based on the portfolio managers’ estimate of the most conservative (i.e., least expensive) allocation of the Fund’s net assets to the Underlying Funds for the coming year. The fee will be adjusted for each class of the Fund to reflect such classes’ separate arrangements for shareholder services. Because the Funds’ management fees are based on projected allocations, they are likely to vary from year to year, and it is possible that they could increase from one year to the next. However, the new fees will be less than or equal to the fees that the Funds would have paid absent the implementation of the new structure.
The initial fees for each Fund under the new structure will be included in prospectus updates to be available July 31, 2017, and will be updated annually thereafter.

Dynamic Risk Management
In order to better balance risks in changing market environments, the portfolio managers may implement modest deviations from a Fund’s target allocations in light of prevailing market conditions.
In addition, effective October 20, 2017, the advisor intends to reorganize the R6 Funds as described below.
R6 Funds Reorganization
The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of each of the R6 Funds will be transferred to the corresponding One Choice Fund in exchange for shares of the R6 Class of such One Choice Fund (the “Reorganization”). For example, the net assets of the One Choice 2035 Portfolio R6 will be transferred to the One Choice 2035 Portfolio in exchange for shares of the R6 Class of the One Choice 2035 Portfolio. The Board, including the Directors who are not deemed to be “interested persons” pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each Fund and would not dilute the interests of any Fund’s shareholders. The Reorganization does not require a shareholder vote.
The Reorganization is expected to be effective on October 20, 2017, as of the close of the New York Stock Exchange (“NYSE”). The shareholders of each R6 Fund will receive shares of equal value of the R6 Class of the corresponding One Choice Fund in exchange for their shares of such R6 Fund. The value of a shareholder’s account will not change as a result of the transaction.
It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss as a result of the Reorganization. Shareholders will receive a distribution of net income and/or realized gains, if any, prior to the Reorganization.
Each R6 Fund and its corresponding One Choice Fund have the same investment objectives and strategies, and their total expense ratios are expected to be the same.
For additional information about the Funds, please refer to the Funds’ prospectuses and statement of additional information, which are available at americancentury.com and can also be obtained by calling us at 1-800-345-2021 (retail investors) or 1-800-345-6488 (financial professionals).

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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